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                               EXHIBIT INDEX

(g)(1) Redacted copy of Automatic Agreement between IDS Life Insurance Company of New York and Reinsurer dated April 1, 1990.

(g)(2) Redacted copy of Addendum to the Automatic Reinsurance Agreement dated April 1, 1990 between IDS Life Insurance Company of New York and Reinsurer, identified as Number 652-1-0, effective May 1, 1990.

(g)(3) Redacted copy of Addendum to the Automatic Reinsurance Agreement dated April 1, 1990 between IDS Life Insurance Company of New York and Reinsurer, identified as Number 652-2-0, effective May 1, 1992.

(g)(4) Redacted copy of Addendum to the Automatic Reinsurance Agreement dated April 1, 1990 between IDS Life Insurance Company of New York and Reinsurer, identified as Number 652-3-0, effective November 1, 1993.

(g)(5) Redacted copy of Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer dated August 29, 1990 and identified as Number U81736.

(g)(6) Redacted copy of Reinsurance Agreement between Reinsurer and IDS Life Insurance Company of New York identified as Agreement Number BA052-86.

(g)(7) Redacted copy of Addendum Number 1 to the Reinsurance Agreement between IDS Life Insurance Company of New York and the Reinsurer, identified as Number BA052-86.

(g)(8) Redacted copy of Automatic Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer.

(g)(9) Redacted copy of Amendment Number 2 to the Automatic Reinsurance Agreement between IDS Life Insurance Company of New York and Reinsurer dated July 1, 1987.

(g)(10)  Redacted copy of Amendment Number 7 to the Automatic YRT
         Reinsurance Agreement dated April 1, 1990, identified as Number NA4429-90, made between IDS Life Insurance Company of New York and the Reinsurer.

(k)      Consent and Opinion of Counsel.

(l) Actuarial Consent and Opinion of Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development.

(m)(1)   Calculations of Illustrations for VUL-NY.

(n) Consent of Independent Registered Public Accounting Firm for VUL-NY dated April 25, 2006.

(r)(1) Power of Attorney to sign amendments to this Registration Statement dated October 21, 2005.

(r)(2) Power of Attorney to sign amendments to this Registration Statement dated July 7, 2004.